Summary of Significant Accounting Policies: Claim and Policy Benefits Reserves - Life and Health (Policies)	9 Months Ended
Sep. 30, 2018
Policies
Claim and Policy Benefits Reserves - Life and Health

Claim and Policy Benefits Reserves – Life and Health

Life and health claim and policy benefit reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported but not yet paid and unreported incurred claims.  Estimates for future payments on incurred claims are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change is determined.

When actual experience indicates that existing contract liabilities, together with the present value of future gross premiums will not be sufficient to recover the present value of future benefits or recover unamortized deferred acquisition costs, a premium deficiency will be recognized by either a reduction in unamortized acquisition costs or an increase in the liability for future benefits. There was no premium deficiency recognized for the three or nine months ended September 30, 2018 or 2017.

Additionally, the liability for future policy benefits may not be deficient in the aggregate to trigger a premium deficiency, but the pattern of earnings may be such that profits are expected to be recognized in early years followed by losses in later years. In those situations, the liability for future benefits will be increased to offset losses that would be recognized in later years. The Company recorded a liability of $138 as of September 30, 2018 for the profits that are expected to be followed by losses in the future. There was no liability recorded for the year ended December 31, 2017.